UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2017

SINO FORTUNE HOLDING CORPORATION

 (Exact name of registrant as specified in its charter)

Nevada	333-201037	35-2507568
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(IRS Employer Identification Number)

Room 2403, Shanghai Mart Tower

2299 West Yan’an Road, Changning District

Shanghai, 200336, China

(Address of Principal Executive Offices)

Registrant’s telephone number: +86 021-2357-0077

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Previous Independent Accountants

On May 31, 2017, Sino Fortune Holding Corporation (the “Company”) dismissed Anton & Chia, LLP (“A&C”) as the Company’s independent registered public accounting firm. The reports of A&C, on our financial statements for each of the past two fiscal years contained no adverse opinion or a disclaimer of opinion and were not modified. The decision to change independent accountants was approved by our Board of Directors on May 31, 2017.

During our two most recent fiscal years and through the date of this report, we have had no disagreements with A&C, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of A&C, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

During our two most recent fiscal years and through the date of this report on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the Securities and Exchange Commission (the “SEC”).

We provided A&C, with a copy of this disclosure before the filing was made with the SEC. We requested that A&C, provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements, and we received a letter from A&C, stating that it agrees with the above statements. A copy of such letter, dated as of June 2, 2017 is filed as Exhibit 16.1 to this report.

New Independent Accountants

Our Board of Directors appointed Friedman LLP, Certified Public Accountants (“Friedman”) as our new independent registered public accounting firm, effective June 1, 2017. During the two most recent fiscal years and through the date of our engagement, we did not consult with Friedman regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K). In approving the selection of Friedman as the Company’s new independent registered public accounting firm, the Board of Directors considered all relevant factors.

The Company has authorized A&C to respond fully to all inquiries made by Friedman.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

16.1	Letter dated June 2, 2017 from Anton & Chia, LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SINO FORTUNE HOLDING CORPORATION
Date: June 5, 2017

	By:	/s/ Bodang Liu
	Name:	Bodang Liu
	Title:	Chief Executive Officer and Chairman